                                                                   EXHIBIT 10.1

                                PROMISSORY NOTE

$229,164.77                                                        July 31, 2002
                                                               Norcross, Georgia

         FOR VALUE RECEIVED, the undersigned, Videoconferencing Systems, Inc., a Delaware corporation ("VS") and Simtrol, Inc., a Delaware corporation f/k/a VSI Enterprises, Inc. ("Simtrol") (VS and Simtrol are jointly and severally referred to herein as "Borrower") jointly and severally promise to pay to the order of AMB Property, L.P., a Delaware limited partnership (herein the "Lender" and, along with each subsequent holder of this Note, referred to as the "Holder"), the principal sum of TWO HUNDRED TWENTY-NINE THOUSAND ONE HUNDRED SIXTY-FOUR AND 77/100 DOLLARS ($229,164.77), plus interest on the outstanding principal balance of this Note from the date hereof until fully paid at a simple interest rate of twelve percent (12%) per year, as hereinafter provided.

         This Note shall be payable in thirty-four (34) consecutive monthly installments of principal in the amount of $6,740.14 each, commencing on the 1st day of November, 2002, and continuing on the 1st day of each successive month thereafter until paid. If Borrower makes all such payments without an occurrence of a Default (defined below), then Holder shall waive all accrued interest otherwise due pursuant to this Note.

         If Holder does not receive from Borrower any installment of principal on the date it is due and within five (5) days after Holder sends Borrower notice of default, then Borrower shall be in default of this Note ("Default"), and Holder shall have the right to declare the unpaid principal and accrued and unpaid interest on this Note to be forthwith due and payable.

         All notices to Borrower shall be sent to 2200 Norcross Parkway, Suite 255, Norcross, Georgia 30071. All notices to Lender shall be sent to c/o Trammell Crow Company, Five Concourse Parkway, Suite 1600, Atlanta, Georgia 30328. Borrower and Lender may each change their respective notice addresses by providing notice of the change to the other party. All notices under this Note must be in writing and must either be personally delivered or sent by certified mail return receipt requested or overnight delivery. Any notice personally delivered shall be deemed received on the date of delivery. Any notice sent by mail or overnight delivery shall be deemed received on the date such notice is deposited in the mail or with an overnight delivery carrier. All payments under this Note shall only be deemed made on the date that good funds are received by the payee.

         The principal hereof and, if applicable, interest hereon shall be payable in lawful money of the United States of America, to the Lender at Lender's notice address. The Borrower may prepay this Note (to include all accrued interest, if applicable because Borrower is in Default, through the date of payment) in whole or in part at any time without notice to Holder. All payments hereunder received from the Borrower by the Holder shall be applied first to interest to the extent then accrued and payable, and then to principal, all in inverse order of maturity. Such a partial prepayment shall not affect the monthly payments due hereunder except to the extent that the payment shall be reduced accordingly. All parties liable for the payment of this Note agree to pay the Holder hereof an amount equal to ten percent (10%) of the principal and interest outstanding as attorneys' fees for the services of counsel employed to collect this Note, whether or not suit be brought, and


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whether incurred in connection with collection, trial, appeal, or otherwise, and to indemnify and hold the Holder harmless against liability for the payment of state intangible, documentary and recording taxes, and other taxes (including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law.

         The remedies of the Holder as provided herein or by any applicable law shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefore shall arise.

         No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy, or recourse, shall be effective unless set forth in a written document executed by the Holder, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy, or recourse as to any subsequent event.

         The Borrower and all sureties, endorsers, and guarantors of this Note hereby (a) waive demand, presentment of payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit, and diligence in collecting this Note, or in enforcing any of its rights under any guaranties securing the repayment hereof; (b) agree to any substitution, addition, or release of any collateral or any party or person primarily or secondarily liable hereon; (c) agree that the Holder shall not be required first to institute any suit, or to exhaust his, their, or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal, or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent, or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Holder or any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note.

         Whenever used in this Note, the words "Borrower" and "Holder" shall be deemed to include the Borrower and the Holder named in the opening paragraph of this Note, and their respective heirs, executors, administrators, legal representatives, successors, and assigns. It is expressly understood and agreed that the Holder shall never be construed for any purpose as a partner, joint venturer, co-principal, or associate of the Borrower, or of any person or party claiming by, through, or under the Borrower in the conduct of their respective businesses.

         Time is of the essence of this Note.

         This Note shall be construed and enforced in accordance with the laws of the State of Georgia, without regard to that state's conflicts of law.

         The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

         All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

         IN WITNESS WHEREOF, the undersigned have executed this instrument under seal as of the day and year first above written.


                             BORROWER:



                                VIDEOCONFERENCING SYSTEMS, INC., a
                                Delaware corporation



                                By: /s/ Stephen N. Samp
                                   ---------------------------------------------

                                Name: Stephen N. Samp

                                Title: Chief Financial Officer


                                          [corporate seal]



                                SIMTROL, INC., a Delaware corporation f/k/a
                                VSI Enterprises, Inc.



                                By: /s/ Stephen N. Samp
                                   ---------------------------------------------

                                Name: Stephen N. Samp

                                Title: Chief Financial Officer

                                        [corporate seal]


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